UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  August 14, 2015

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GYRODYNE COMPANY OF AMERICA, INC.

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 (Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD

SUITE 24

ST. JAMES, NEW YORK 11780

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 (Address of principal executive

offices) (Zip Code)

(631) 584-5400

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Registrant’s telephone number,

including area code

N/A

__________________

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

As previously disclosed, on July 3, 2014, a shareholder of Gyrodyne Company of America, Inc. (the “Company”) filed a putative class action lawsuit against the Company and members of its board of directors (the “Individual Defendants”), and against Gyrodyne Special Distribution, LLC (“GSD”) and Gyrodyne, LLC (collectively, the “Defendants”), in the Supreme Court of the State of New York, County of Suffolk (the “Court”), captioned Cashstream Fund v. Paul L. Lamb, et al., Index No. 065134/2014 (the “Action”). The complaint alleges, among other things, that (i) the Individual Defendants breached their fiduciary duties or aided and abetted the breach of those duties in connection with the proposed merger of the Company and GSD with and into Gyrodyne, LLC (the “Merger”), and (ii) the Company and the Individual Defendants breached their fiduciary duties by failing to disclose material information in the proxy statement/prospectus relating to the Merger (the “Proxy Statement/Prospectus”).

On August 14, 2015, the parties to the Action entered into a Stipulation of Settlement (the “Settlement”) providing for settlement of the Action, subject to the Court’s approval, a summary of which is as follows:

●	The Company will file a Current Report on Form 8-K supplementing the Proxy Statement/Prospectus with disclosures on specified topics relating to the Merger and the related plan of liquidation.
●	The Company may sell the properties currently owned by GSD in arm's-length transactions at prices at or above the most recent appraised values of those properties.
●

Plaintiff will apply to the Court for certification, for settlement purposes only, of a class of all persons who held Gyrodyne shares from September 12, 2013 through the effective date of the Merger.  Excluded will be any shareholder who may and elects to opt out of the class.  Pursuant to a side agreement, the Company has an option to terminate the settlement if more than a specified percentage of the outstanding shares opts out.

●

There will be mutual releases of all claims arising out of or relating to the Merger, the plan of liquidation, the Proxy Statement/Prospectus, the retention bonus plan and the rights offering.  Excluded from the release are claims for statutory appraisal of Gyrodyne shares, employment-related disputes, antitrust matters and enforcement of the Settlement.

●	The parties will ask the Court to schedule a hearing for approval of the Settlement and to award plaintiff's counsel attorneys' fees and expenses of $650,000 in the aggregate.

While the Company believes that no supplemental disclosure is required under applicable laws, the Company has agreed, pursuant to the terms of the Settlement, to make certain supplemental disclosures related to the Merger, all of which are set forth in Supplement No. 2 dated August 17, 2015 to the Proxy Statement/Prospectus, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Settlement is also contingent upon, among other things, the Merger becoming effective under the New York Business Corporation Law. There can be no assurance that the Court will approve the Settlement. In the event that the Settlement is not approved, the Defendants will continue to vigorously defend against the allegations in the Action.

Forward-Looking Statement Safe Harbor

The statements made in this report that are not historical facts constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995, and Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, which can be identified by the use of forward-looking terminology such as "may," "will," "anticipates," "expects," "projects," "estimates," "believes," "seeks," "could," "should," or "continue," the negative thereof, other variations or comparable terminology as well as statements regarding the evaluation of strategic alternatives. Important factors, including certain risks and uncertainties, with respect to such forward-looking statements that could cause actual results to differ materially from those reflected in such forward-looking statements include, but are not limited to, risks and uncertainties relating to the process of exploring strategic alternatives, risks associated with the Company's ability to implement the tax liquidation, plan of liquidation or the plan of merger, the risk that the proceeds from the sale of the Company's assets may be substantially below the Company's estimates, the risk that the proceeds from the sale of our assets may not be sufficient to satisfy the Company's obligations to its current and future creditors, the risk of shareholder litigation against the tax litigation, the plan of liquidation or the plan of merger and other unforeseeable expenses related to the proposed liquidation, the tax treatment of condemnation proceeds, the effect of economic and business conditions, including risks inherent in the real estate markets of Suffolk and Westchester Counties in New York, Palm Beach County in Florida and Fairfax County in Virginia, risks and uncertainties relating to developing the Company's undeveloped property in St. James, New York and other risks detailed from time to time in the Company's SEC reports.

Important Information for Investors and Shareholders

This communication does not constitute a solicitation of any vote or approval. The plan of merger will be submitted to the Company's shareholders for their consideration and vote at the special shareholders' meeting for such purpose to be held on August 20, 2015. In connection with the proposed transaction, the Company filed supplements to its proxy statement with the SEC. THE COMPANY'S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, SUPPLEMENTS AND RELATED DOCUMENTS CAREFULLY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other documents containing other important information about the Company filed or furnished to the SEC (when they become available) may be read and copied at the SEC's public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Information on the operation of the Public Reference Rooms may be obtained by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website, www.sec.gov, from which any electronic filings made by the Company may be obtained without charge. In addition, investors and shareholders may obtain copies of the documents filed with or furnished to the SEC upon oral or written request without charge. Requests may be made in writing by regular mail by contacting the Company at the following address: One Flowerfield, Suite 24, St. James, NY 11780, Attention: Investor Relations. The proxy statement also will be available on the Company's web site located at www.gyrodyne.com.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
99.1	Supplement No. 2 dated August 17, 2015 to the Proxy Statement/Prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Frederick C. Braun III
Frederick C. Braun III
President and Chief Executive Officer

 Date:  August 17, 2015